SECURED PROMISSORY NOTE

$3,000,000                                                    February  5,  1999


     FOR VALUE RECEIVED, the undersigned, POINTE COMMUNICATIONS CORPORATION ("Borrower"), hereby promises to pay to ASCEND COMMUNICATIONS, INC. ("Lender"),
    ------                                                             ------
or order, the principal sum or so much of the principal sum of Three Million Dollars ($3,000,000) as may from time to time have been advanced and be outstanding, together with accrued interest as provided herein.

A.          Principal.
            ---------

     1.          Advances.  Borrower may from time to time request advances from
                 --------
Lender  (individually  an  "Advance"  and collectively the "Advances") by giving
                            -------                         --------
written notice to Lender in accordance with the terms hereof, which notice shall indicate the amount of the Advance requested and the proposed use of the Advance proceeds. Provided that no Event of Default is in existence and that the requested Advance would not cause an Event of Default to occur, Lender shall make the Advance to Borrower within five (5) days of receipt of Borrower's notice. Lender shall not be obligated to make an Advance to the extent that such Advance, when aggregated with all prior Advances, would exceed Three Million Dollars ($3,000,000). No more than five Advances shall be made hereunder. Borrower shall not have the right to re-borrow any Advance to the extent that it has been repaid.

     2.          Use  of  Proceeds.  The  proceeds  of  Advances  shall  be used
                 -----------------
exclusively as follows: (i) to finance Borrower's acquisition of network equipment, (ii) to satisfy Borrower's existing account payable owed to Lender, and (iii) for working capital purposes.

B.          Interest.
            --------

     1. Interest shall accrue with respect to the principal sum of the Advances at the per annum rate equal to the "Prime Rate" as listed in The Wall
                                                                        --------
Street  Journal  Money  Rates  report  as of the date hereof (the "Prime Rate").
 --------------                                                    ----------
However,  if  an  Event  of  Default, as defined herein, occurs, then during the
 --
continuance of such Event or Default interest shall accrue at the rate per annum
 --
equal to two percent (2%) plus the rate that would otherwise be in effect (the "Default Rate"). Interest payable hereunder with respect to the Advances shall
 -------------
be calculated on the basis of a three hundred sixty (360) day year for actual days elapsed. Each change in the Prime Rate shall result in a change in the interest rate with respect to the Advances as of the date of such Prime Rate change, without any notice to Borrower.

     2. After 9/30/99, Interest shall accrue with respect to the principal sum of the Advances at the per annum rate equal to 9.75%. However, if an Event of Default, as defined herein, occurs, then during the continuance of such Event or Default interest shall accrue at the rate per annum equal to two percent (2%) plus the rate that would otherwise be in effect (the "Default Rate"). Interest
                                                        ------------
payable hereunder with respect to the Advances shall be calculated on the basis of a three hundred sixty (360) day year for actual days elapsed. Each change in the Prime Rate shall result in a change in the interest rate with respect to the Advances as of the date of such Prime Rate change, without any notice to Borrower.

C.          Payment.
            -------

     1.          Scheduled  Payment.  The principal indebtedness of each Advance
                 ------------------
shall be repaid in twenty-four (24) equal monthly installments, beginning on 10/1/99 and continuing thereafter for twenty-four (24) months. Payments shall be due on the first day of the calendar month.

     2.          Mandatory  Prepayment.  The  principal  indebtedness  and  all
                 ---------------------
accrued but unpaid interest shall become immediately due and payable, without demand or any notice by Lender, on the date of the first to occur of (i) the effective date of the Offering or (ii) the date of a Change of Control.

     3.          Optional Prepayment.  Borrower shall have the right at any time
                 -------------------
and from time to time to prepay, in whole or in part, the principal of this Note, without payment of any premium or penalty. Any principal prepayment shall be accompanied by a payment of all interest accrued on the amount prepaid through the date of such prepayment.

     4.          Form  of Payment.  Principal and interest and all other amounts
                 ----------------
due hereunder are to be paid in lawful money of the United States of America in federal or other immediately available funds.

D.          Covenants.
            ---------

     1.          Exclusivity.  Borrower  agrees,  for  itself  and  all  of  its
                 -----------
affiliates, that during the term of this Note, they will purchase and/or lease or otherwise acquire all equipment that they need for their businesses from Lender or Lender's designees, to the extent that Lender at the time of the equipment acquisition offers equipment that performs the functions of the equipment that Borrower and/or its affiliate desires to acquire in the manner and at the performance levels reasonably deemed necessary by Borrower.

     2.          Insurance.  Borrower, at its expense and with such companies as
                 ---------
are reasonably acceptable to Lender, shall maintain business interruption and liability insurance and fire, theft and other hazard insurance which covers the Collateral, which insurance shall be in such amounts as are ordinarily carried by other owners in similar businesses conducted in the locations where Borrower's business is conducted on the date hereof. All such liability insurance policies shall show Lender as an additional insured or loss payee, as applicable, and shall specify that the insurer must give at least thirty (30) days' notice to Lender before canceling its policy for any reason. Borrower, upon Lender's request, shall deliver to Lender certified copies of such policies of insurance and evidence of the payments of all premiums therefor.

     3.          Financial  Information.  Borrower  shall  deliver  to  Lender:
                 ----------------------

          (a) as soon as practicable after the end of each fiscal quarter, and in any event within thirty (45) days thereafter, an unaudited balance sheet of Borrower as of the end of such month, cash flow statements and an unaudited statement of operations of Borrower for the portion of the Fiscal Year ended with such quarter prepared and certified by the chief financial officer of Borrower, subject, however, to the exclusion of footnotes and to normal year-end audit adjustments, and a comparison of such statements to Borrower's operating plan or budget then in effect;

          (b) as soon as practicable after the end of each Fiscal Year, and in any event within ninety (90) days thereafter, a copy of its audited financial statements accompanied by a report thereon by a firm of independent certified public accountants selected by Borrower, which report shall state that such financial statements fairly present Borrower's financial position at the end of such Fiscal Year;

          (c) as soon as available, and in any event within sixty (60) days prior to the commencement of each Fiscal Year, a budget and business plan for Borrower for such Fiscal Year;

          (d) promptly upon their becoming available, one copy of each report, notice or proxy statement sent by Borrower to its shareholders generally and of each regular or periodic report or registration statement, prospectus or written communication (other than transmittal letters) filed by Borrower with the Securities and Exchange Commission or any securities exchange on which Borrower's securities are listed; and

          (e) with reasonable promptness, such other information as from time to time may be reasonably requested by Lender.

E.          Security  Interest.
            ------------------

     1.          Grant  of  Security  Interest.  Borrower  grants  to  Lender  a
                 -----------------------------
security interest in the Collateral, as defined herein, to secure the payment of all of the indebtedness hereunder (the "Secured Obligations").
                                              --------------------

     2.          Representations  and Warranties Regarding Collateral.  Borrower
                 ----------------------------------------------------
represents and warrants to Lender that Borrower is the true and lawful owner of the Collateral, having good and marketable title thereto, free and clear of any and all Liens other than the Lien and security interest granted to Lender hereunder and Permitted Liens as described in Schedule "A" hereto. Borrower
                                                  ------------
shall not create or assume or permit to exist any such Lien on or against any of the Collateral except as created or permitted by this Note and Permitted Liens, and Borrower shall promptly notify Lender of any such other Lien against the Collateral and shall defend the Collateral against, and take all such action as may be necessary to remove or discharge, any such Lien.

     3.          Perfection  of  Security Interest.  Borrower agrees to take all
                 ---------------------------------
actions requested by Lender and reasonably necessary to perfect, to continue the perfection of, and to otherwise give notice of, the Lien granted hereunder, including, but not limited to, execution of financing statements.

F.          Events  of  Default.
            -------------------

     1.          Definition  of  Event of Default.  The occurrence of any one or
                 --------------------------------
more  of  the following events shall constitute an "Event of Default" hereunder:
                                                    ----------------

               (i) Borrower's breach of the obligation to pay any amount payable hereunder on the date that it is due and payable;

               (ii) Borrower's breach of the covenant with respect to the use of the Advance proceeds or of the covenant with respect to acquisition of equipment exclusively from Lender;

               (iii) Borrower's failure to perform, keep or observe any of its covenants, conditions, promises, agreements or obligations under any other agreement with any person or entity if such failure may have a material adverse effect on Borrower's assets, operations or condition, financial or otherwise;

               (iv) Borrower's institution of proceedings against it, or Borrower's filing of a petition or answer or consent seeking reorganization or release, under the federal Bankruptcy Code, or any other applicable federal or state law relating to creditor rights and remedies, or Borrower's consent to the filing of any such petition or the appointment of a receiver, liquidator, assignee, trustee or other similar official of Borrower or of any substantial part of its property, or Borrower's making of an assignment for the benefit of creditors, or the taking of corporate action in furtherance of such action;

               (v) the loss, theft, damage or destruction of, or sale (other than in the ordinary course of business), lease or furnishing under a contract of service of, any of the Collateral to the extent that such Collateral is not replaced by like Collateral as covered by insurance or otherwise;

               (vi) the creation (whether voluntary or involuntary) of, or any attempt to create, any Lien upon any of the Collateral, other than the Permitted Liens, or the making or any attempt to make any levy, seizure or attachment thereof and such Lien, levy, seizure, or attachment has not been removed, discharged or rescinded within ten (10) days;

               (vii) the occurrence and continuance of any default under any lease or agreement for borrowed money that gives the lessor or the creditor of such indebtedness, as applicable, the right to accelerate the lease payments or the indebtedness, as applicable, or the right to exercise any rights or remedies with respect to any of the Collateral; or

               (viii) the entry of any judgment or order against Borrower in excess of $25,000 which remains unsatisfied or undischarged and in effect for thirty (30) days after such entry without a stay of enforcement or execution.

     2.          Rights  and  Remedies  on  Event  of  Default.
                 ---------------------------------------------

          (a) During the continuance of an Event of Default, Lender shall have the right, itself or through any of its agents, with or without notice to Borrower (as provided below), as to any or all of the Collateral, by any available judicial procedure, or without judicial process (provided, however, that it is in compliance with the UCC), to exercise any and all rights afforded to a secured party under the UCC or other applicable law. Without limiting the generality of the foregoing, Lender shall have the right to sell or otherwise dispose of all or any part of the Collateral, either at public or private sale, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as Lender, in its sole discretion, may deem advisable, and it shall have the right to purchase at any such sale. Borrower agrees that a notice sent at least fifteen (15) days before the time of any intended public sale or of the time after which any private sale or other disposition of the Collateral is to be made shall be reasonable notice of such sale or other disposition. The proceeds of any such sale, or other Collateral disposition shall be applied, first to the expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to Lender's reasonable attorneys' fees and legal expenses, and then to the Secured Obligations and to the payment of any other amounts required by applicable law, after which Lender shall account to Borrower for any surplus proceeds. If, upon the sale or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which Lender is legally entitled, Borrower shall be liable for the deficiency, together with interest thereon at the Default Rate, and the reasonable fees of any attorneys Lender's employs to collect such deficiency; provided, however, that the foregoing shall
                                     --------  -------
not be deemed to require Lender to resort to or initiate proceedings against the Collateral prior to the collection of any such deficiency from Borrower. To the extent permitted by applicable law, Borrower waives all claims, damages and demands against Lender arising out of the retention or sale or lease of the Collateral or other exercise of Lender's rights and remedies with respect thereto.

          (b) To the extent permitted by law, Borrower covenants that it will not at any time insist upon or plead, or in any manner whatever claim or take any benefit or advantage of, any stay or extension law now or at any time hereafter in force, nor claim, take or insist upon any benefit or advantage of or from any law now or hereafter in force providing for the valuation or appraisal of the Collateral or any part thereof, prior to any sale or sales thereof to be made pursuant to any provision herein contained, or the decree, judgment or order of any court of competent jurisdiction; or, after such sale or sales, claim or exercise any right under any statute now or hereafter made or enacted by any state or otherwise to redeem the property so sold or any part thereof, and, to the full extent legally permitted, hereby expressly waives all benefit and advantage of any such law or laws, and covenants that it will not invoke or utilize any such law or laws or otherwise hinder, delay or impede the execution of any power herein granted and delegated to Lender, but will suffer and permit the execution of every such power as though no such power, law or laws had been made or enacted.

          (c) Any sale, whether under any power of sale hereby given or by virtue of judicial proceedings, shall operate to divest all Borrower's right, title, interest, claim and demand whatsoever, either at law or in equity, in and to the Collateral sold, and shall be a perpetual bar, both at law and in equity, against Borrower, its successors and assigns, and against all persons and entities claiming the Collateral sold or any part thereof under, by or through Borrower, its successors or assigns.

          (d) Borrower appoints Lender, and any officer, employee or agent of Lender, with full power of substitution, as Borrower's true and lawful attorney-in-fact, effective as of the date hereof, with power, in its own name or in the name of Borrower, during the continuance of an Event of Default, to endorse any notes, checks, drafts, money orders, or other instruments of payment in respect of the Collateral that may come into Lender's possession, to sign and endorse any drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; to pay or discharge taxes or Liens at any time levied or placed on or threatened against the Collateral; to demand, collect, issue receipt for, compromise, settle and sue for monies due in respect of the Collateral; to notify persons and entities obligated with respect to the Collateral to make payments directly to Lender; and, generally, to do, at Lender's option and at Borrower's expense, at any time, or from time to time, all acts and things which Lender deems necessary to protect, preserve and realize upon the Collateral and Lender's security interest therein to effect the intent of this Note, all as fully and effectually as Borrower might or could do; and Borrower hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable as long as any of the Secured Obligations are outstanding.

          (e) All of Lender's rights and remedies with respect to the Collateral, whether established hereby or by any other agreements, instruments or documents or by law shall be cumulative and may be exercised singly or concurrently.

G.          Other  Provisions.
            -----------------

     1.          Definitions.  As  used  herein,  the following terms shall have
                 -----------
the  following  meanings:

     "Change of Control" means an event or series of events as a result of which
      -----------------
(i) any person or group is or becomes the beneficial owner of shares representing more than fifty percent (50%) of the combined voting power of the then outstanding securities entitled to vote generally in elections of Borrower's directors (the "Voting Stock"), (ii) Borrower consolidates with or
                              ------------
merges into any other corporation, or conveys, transfers or leases all or substantially all of its assets to any person, or any other corporation merges into Borrower, and, in the case of any such transaction, Borrower's outstanding common stock is changed or exchanged as a result, unless the Borrower's shareholders immediately before such transaction own, directly or indirectly, immediately following such transaction, at least fifty-one percent (51%) of the combined voting power of the outstanding voting securities of the corporation resulting from such transaction in substantially the same proportion as their ownership of the Voting Stock immediately before such transaction, or (iii) Continuing Directors do not constitute a majority of the Board of Directors of Borrower (or, if applicable, Borrower's successor).

     "Collateral"  means all of Borrower's right, title and interest in each and
      ----------
all of the following, whether now existing or owned or hereafter created or acquired by Borrower:

          a. All goods and equipment, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located;

          b. All inventory, including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's books relating to any of the foregoing;

          c. All contract rights and general intangibles, including, without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

          d. All accounts, contract rights, royalties, license rights and all other forms of obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and all credit insurance, guaranties, and other security therefor, as well as all merchandise returned to or reclaimed by Borrower and Borrower's books and records relating to any of the foregoing;

          e. All documents, cash, deposit accounts, securities, financial assets, securities accounts, securities entitlements, letters of credit, certificates of deposit, instruments and chattel paper and Borrower's books and records relating to the foregoing; and

          f. All claims, rights and interests in any of the above and, all substitutions for, additions and accessions to and proceeds thereof.

     "Continuing  Directors"  means  at any date a member of Borrower's Board of
      ---------------------
Directors (i) who was a member of the Board as of the date hereof, or (ii) who was nominated or elected by at least a majority of the directors who were Continuing Directors at the time of such nomination or election or whose election to the Board was recommended or endorsed by at least a majority of the directors who were Continuing Directors at the time of such nomination or election.

     "Fiscal  Year"  means  the  fiscal  year  of  Borrower.
      ------------

     "Offering" means (i) a sale of Borrower's securities to the public pursuant
      --------
to  a  registration  statement  under the Securities Act of 1933, as amended, or
(ii) a debt offering; in which the gross proceeds to Borrower, without reduction for selling commissions or expenses of the sale equals or exceeds Twenty Five Million Dollars ($25,000,000).

     "Lien"  means  any  lien  (statutory  or  other),  mortgage,  pledge,
      ----
hypothecation, assignment, deposit arrangement, security interest, charge, claim
      ----
or other encumbrance of any kind (including any conditional sale or other title retention agreement, any lease in the nature thereof, and any agreement to give any security interest) and any agreement to give or refrain from giving a lien, mortgage, pledge, hypothecation, assignment, deposit arrangement, security interest, charge, claim or other encumbrance of any kind.

     "Permitted  Liens"  means:  (i)  Liens  imposed  by law, such as carriers',
      ----------------
warehousemen's, materialmen's and mechanics' liens, or Liens arising out of judgments or awards against Borrower with respect to which Borrower at the time shall currently be prosecuting an appeal or proceedings for review; (ii) Liens for taxes not yet subject to penalties for non-payment and Liens for taxes the payment of which is being contested in good faith and by appropriate proceedings and for which, to the extent required by generally accepted accounting principles then in effect, proper and adequate book reserves relating thereto are established by Borrower; and (iii) Liens described in Attachment "A" hereto.
                                                          --------------

     "UCC"  means the Uniform Commercial Code in effect from time to time in the
      ---
relevant  jurisdiction.

     2.          Governing  Law; Venue.  This Note shall be governed by the laws
                 ---------------------
of the State of California, without giving effect to conflicts of law principles. Borrower and Lender agree that all actions or proceedings arising in connection with this Note shall be tried and litigated only in the state and federal courts located in the County of Alameda, State of California or, at Lender's option, any court in which Lender determines it is necessary or appropriate to initiate legal or equitable proceedings in order to exercise, preserve, protect or defend any of its rights and remedies under this Note or otherwise or to exercise, preserve, protect or defend its Lien, and the priority thereof, against the Collateral, and which has subject matter jurisdiction over the matter in controversy. Borrower waives any right it may have to assert the doctrine of forum non conveniens or to object to such venue, and consents to any court ordered relief. Borrower waives personal service of process and agrees that a summons and complaint commencing an action or proceeding in any such court shall be promptly served and shall confer personal jurisdiction if served by registered or certified mail to Borrower. If Borrower fails to appear or answer any summons, complaint, process or papers so served within thirty (30) days after the mailing or other service thereof, it shall be deemed in default and an order of judgment may be entered against it as demanded or prayed for in such summons, complaint, process or papers. The choice of forum set forth herein shall not be deemed to preclude the enforcement of any judgment obtained in such forum, or the taking of any action under this Note to enforce the same, in any appropriate jurisdiction.

     Notices.  Any  notice  or  communication  required or desired to be served,
     -------
given or delivered hereunder shall be in the form and manner specified below, and shall be addressed to the party to be notified as follows:

If  to  Lender:     Ascend  Communications,  Inc.
                    1701  Harbor  Bay  Parkway
                    Alameda,  California  94502
                    Attention:  David  Sousa,  Manager  of  Corporate  Finance
                    Telecopier:  (510)  747-2547

If  to  Borrower:   Pointe  Communications  Corporation
                    17100  El  Camino  Real  #150
                    Houston,  TX  77058
                    Attention:
                    Telecopier:  (   )

or to such other address as each party designates to the other by notice in the manner herein prescribed. Notice shall be deemed given hereunder if (i) delivered personally or otherwise actually received, (ii) sent by overnight delivery service, (iii) mailed by first-class United States mail, postage prepaid, registered or certified, with return receipt requested, or (iv) sent via telecopy machine with a duplicate signed copy sent on the same day as provided in clause (ii) above. Notice mailed as provided in clause (iii) above shall be effective upon the expiration of three (3) business days after its deposit in the United States mail, and notice telecopied as provided in clause
(iv) above shall be effective upon receipt of such telecopy if the duplicate signed copy is sent under clause (iv) above. Notice given in any other manner described in this section shall be effective upon receipt by the addressee thereof; provided, however, that if any notice is tendered to an addressee and
          --------   -------
delivery thereof is refused by such addressee, such notice shall be effective upon such tender unless expressly set forth in such notice.

     4.          Lender's  Rights;  Borrower  Waivers.  Lender's  acceptance  of
                 ------------------------------------
partial or delinquent payment from Borrower hereunder, or Lender's failure to exercise any right hereunder, shall not constitute a waiver of any obligation of Borrower hereunder, or any right of Lender hereunder, and shall not affect in any way the right to require full performance at any time thereafter. Except as otherwise specifically provided herein, Borrower waives presentment, diligence, demand of payment, notice, protest and all other demands and notices in connection with the delivery, acceptance, performance, default or enforcement of this Note. In any action on this Note, Lender need not produce or file the original of this Note, but need only file a photocopy of this Note certified by Lender be a true and correct copy of this Note in all material respects.

     5.          Enforcement  Costs.  Borrower shall pay all costs and expenses,
                 ------------------
including, without limitation, reasonable attorneys' fees and expenses Lender expends or incurs in connection with the enforcement of this Note, the collection of any sums due hereunder, any actions for declaratory relief in any way related to this Note, or the protection or preservation of any rights of the holder hereunder.

     6.          Severability.  Whenever  possible  each  provision of this Note
                 ------------
shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision is prohibited by or invalid under applicable law, it shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of this Note.

     7.          Amendment  Provisions.  This  Note  may  not  be  amended  or
                 ---------------------
modified, nor may any of its terms be waived, except by written instruments signed by Borrower and Lender.

     8.          Binding  Effect.  This  Note  shall  be binding upon, and shall
                 ---------------
inure to the benefit of, Borrower and the holder hereof and their respective successors and assigns; provided, however, that Borrower's rights and
                           --------   -------
obligations shall not be assigned or delegated without Lender's prior written consent, given in its sole discretion, and any purported assignment or delegation without such consent shall be void ab initio.
                                                     --  ------

     9.          Time  of  Essence.  Time  is  of  the essence of each and every
                 -----------------
provision  of  this  Note.

     10.          Headings.  Section  headings  used  in this Note have been set
                  --------
forth herein for convenience of reference only. Unless the contrary is compelled by the context, everything contained in each section hereof applies equally to this entire Note.

ASCEND  COMMUNICATIONS,  INC.       POINTE  COMMUNICATIONS  CORPORATION

By: ____________________________    By:  _____________________________

Name: __________________________    Name: ____________________________

Title: _________________________    Title: ___________________________

Date: __________________________    Date: ____________________________

                                 ATTACHMENT "A"
                                       TO
                             SECURED PROMISSORY NOTE
                                       BY
                       POINTE COMMUNICTATIONS CORPORATION

                                 PERMITTED LIENS
                                 ---------------